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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 23, 1998
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                             UNITED RENTALS, INC.
                     UNITED RENTALS (NORTH AMERICA), INC.

           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


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     Delaware                        1-14387                      06-1522496
     Delaware                        1-13663                      06-1493538
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(State or Other Jurisdiction  (Commission File Numbers)         (IRS Employer
   of Incorporation)                                        Identification Nos.)


Four Greenwich Office Park, Greenwich, Connecticut                  06830
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   (Address of Principal Executive Offices)                       (Zip Code)


Registrants' telephone number, including area code (203) 622-3131
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Item 5. Other

The registrant has completed certain acquisitions that were accounted for as purchases for financial accounting purposes. Financial statements for certain of these acquired companies are filed as an Exhibit hereto.



Exhibit
99.1    Index to Financial Statements


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of December, 1998.


                                UNITED RENTALS, INC.


                                  By: Michael J. Nolan
                                     ------------------------------
                                     Name: Michael J. Nolan
                                     Title: Chief Financial Officer


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of December, 1998.


                                UNITED RENTALS (NORTH AMERICA), INC.


                                  By: Michael J. Nolan
                                     ------------------------------
                                     Name: Michael J. Nolan
                                     Title: Chief Financial Officer



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